Propanc Biopharma, Inc.

Developing a Novel Approach to Treat Metastatic Solid Tumors

James Nathanielsz, Chief Executive Officer

j.nathanielsz@propanc.com | www.propanc.com

Forward-Looking Statement

The information in this presentation is provided to you by Propanc Biopharma, Inc. (the "Company") solely for informational purposes and is not an offer to buy or sell, or a solicitation of an offer to buy or sell, any security or instrument of the Company, or to participate in any investment activity or trading strategy, nor may it or any part of it form the basis of or be relied on in connection with any contract or commitment in the United States or anywhere else. By viewing or participating in this presentation, you acknowledge and agree (i) that the information contained in this presentation is intended for the recipient of this information only and shall not be disclosed, reproduced or distributed in any way to anyone else, (ii) that no part of this presentation or any other materials provided in connection herewith may be copied, retained, taken away, reproduced or redistributed following this presentation, (iii) that all participants must return all materials provided in connection herewith to the Company at the completion of the presentation, and (iv) to be bound by the foregoing limitations.

No representations, warranties or undertakings, express or implied, are made and no reliance should be placed on the accuracy, fairness or completeness of the information, sources or opinions presented or contained in this presentation, or in the case of projections contained herein, as to their attainability or the accuracy and completeness of the assumptions from which they are derived, and it is expected that each prospective investors will pursue his, her or its own independent investigation. The statistical and industry data included herein was obtained from various sources, including certain third parties, and has not been independently verified. By viewing or accessing the information contained in this presentation, the recipient hereby acknowledges and agrees that neither the Company nor any of its shareholders, employees, officers, directors, affiliates, advisers, agents or representatives (collectively, "Representatives") accepts any responsibility for or makes any representation or warranty, express or implied, with respect to the truth, accuracy, fairness, completeness or reasonableness of the information contained in, and omissions from, these materials, and that neither the Company nor any of its Representatives accepts any liability whatsoever for any loss howsoever arising from any information presented or contained in these materials.

This presentation contains forward-looking statements, including descriptions about the intent, belief or current expectations of the Company and its management about future performance and results. Such forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to differ materially from those expressed or implied by such forward-looking statements. These factors include uncertainties as to the Company's ability to continue as a going concern absent new debt or equity financings; the Company's current reliance on substantial debt financing that it is unable to repay in cash; the Company's ability to successfully remediate material weaknesses in its internal controls; the Company's ability to reach research and development milestones as planned and within proposed budgets; the Company's ability to control costs; the Company's ability to obtain adequate new financing on reasonable terms; the Company's ability to successfully develop PRP, its lead product candidate; the Company's ability to obtain and maintain patent protection; the Company's ability to recruit employees and directors with accounting and finance expertise; the Company's dependence on third parties for services; the Company dependence on key executives; the impact of government regulations, including FDA regulations; the impact of any future litigation; the availability of capital; changes in economic conditions, competition; and other risks, including, but not limited to, those described in the Company's Registration Statement on Form S-1, filed with the U.S. Securities and Exchange Commission (the "SEC") on October 17, 2018, and in the Company's other filings and submissions with the SEC. These forward-looking statements speak only as of the date set forth below and the Company disclaims any obligations to update these statements except as may be required by law. Neither the Company nor any of its Representatives has any obligation to, nor do any of them undertake to, revise or update the forward-looking statements contained in this presentation to reflect future events or circumstances.

This presentation speaks as of August 27, 2020. The information presented or contained in this presentation is subject to change without notice and its accuracy is not guaranteed. Neither the delivery of this presentation nor any further discussion of the Company or any of its Representatives with any of the recipients shall, under any circumstances, create any implication that there has been no change in the affairs of the Company since that date.

Summary

Investment Highlights

- Generated compassionate use (CU) data across **46 terminal patients where 41% exceeded life expectancy** without any serious adverse events
- Initially targeting Pancreatic and Ovarian cancers with **combined TAM of $14.3B** and long-term strategy of targeting metastatic solid tumors (**~$111B TAM**)
- Ready to initiate a **Phase 1b clinical study in 30 - 40 patients** to study the safety and efficacy of PRP with expected results in 2025
- **Unique ability to convert cancerous cells back into healthy cells.** Post-treatment data shows Colorectal and Pancreatic cancer cells returned to homeostasis

Senior Leadership with Extensive Experience

Management



James Nathanielsz
Chief Executive & Chief Financial Officer

- Director & CEO since Oct. 2007
- 25 yrs. experience in R&D, Manufacturing & Distribution, including 15 yrs. in oncology pharmaceutical drug development.
- Bachelor of Applied Science (Biochemistry/ Applied Chemistry) & Master of Entrepreneurship & Innovation



Dr. Julian Kenyon
Chief Scientific Officer

- Co-Founder & Director, Feb '08.
- Medical Director of the Dove Clinic for Integrated Medicine, UK
- Bachelor of Medicine & Surgery & Doctor of Medicine, University of Liverpool, UK
- Primary Fellow of the Royal College of Surgeons, Edinburgh for over 40 years



Prof. Klaus Kutz
Chief Medical Officer

- 25 yrs. Experience in Clinical Pharmacology & Safety in oncology
- 12 yrs. experience Head of Clinical Pharmacology in 2 multinational pharma companies
- Specialist for Internal Medicine, Gastroenterology & Clinical Pharmacology
- Professor of Medicine, University of Bonn, Germany



Mr. Josef Zelinger
Non-Executive Director

- 45 yrs. Experience in tax auditing, finance, investment and management consulting
- Director of several private investment companies in commercial real estate, import/export businesses and financial investments
- Bachelor of Business (Accounting), RMIT University, Fellow of RMIT University (Business)

Scientific Advisory Board (SAB)

Prof. Macarena Perán
University of Jaén

Prof. Juan Marchal Corrales
University of Granada

Dr. Maria Garcia
University Hospital

Dr. Ralf Brandt
vivoPharm Co-Founder

Focused Pipeline Candidates

Indications	Drug Candidate	Discovery	Preclinical	Phase 1	Phase 2	Status
Pancreatic Cancer (ODD*) Ovarian Cancer	**PRP** (Trypsinogen + Chemotrypsinogen)					*Initiate Phase Ib in 2H 2024; Interim results expected in 2025*
	POP1 Synthetic (Trypsinogen + Chemotrypsinogen)					*Entering preclinical development 2H 2024*

** = Orphan Drug Designation*

Clinical Partners

eurofins | CDMO

FIBAO
FUNDACIÓN PÚBLICA ANDALUZA PARA LA INVESTIGACIÓN BIOSANITARIA DE ANDALUCÍA ORIENTAL

UNIVERSITY OF BATH

Universidad de Jaén

Universidad de Granada

Large Addressable Market with Unmet Need

Global Cancer Treatment Market Size



$251.18B
CAGR 9.2%
$164B
2022
2027

~$111B
Global metastatic cancer market by 2027

~$14.3B
Global Pancreatic and Ovarian cancer markets by 2027

~$4.2B
Global Pancreatic Cancer

~$10.1B
Global Ovarian Cancer

91%
of cancer cases are solid tumors

1.8M
New cases of solid tumors in the U.S.

~670k
Pancreatic and ovarian cancer deaths in 2022

PRP

A synergistic combination of Trypsinogen and Chymotrypsinogen

Technology Based on Pancreatic Enzyme Therapy

Propanc Biopharma's PRP (Proenzyme Therapy) offers a groundbreaking approach to treating metastatic solid tumors, addressing critical challenges in the cancer treatment market.


Proenzyme Therapy

- ✓ Selective Targeting of Tumor Cell
- ✓ Inducing Cell Differentiation
- Targeting Cancer Stem Cells ✓
- Altering EMT Signalling Pathways ✓
- ✓ Compassionate Patient Treatment Results

PRP: Proenzyme Formulation Derived from Pancreas


PANCREATIC SECRETION:
Trypsinogen
Chymotrypsinogen
Pancreatic lipase and amylase
DUODENUM
PANCREAS
Pancreatic acinus

Mixture of 2 proenzymes from bovine pancreas

Synergistic ratio of 1:6 inhibits growth of most tumor cells, *in vitro*

Strong responses include ovarian and colorectal cancers


A2780 - Ovarian
RFU +/- SEM
12000.00
10000.00
8000.00
6000.00
4000.00
2000.00
0.00
control
1x Trypsinogen
1x
2x
10x
1:1
1:2
1:4
1:10
Chymotrypsinogen
Combination


HCT-15 - Colorectal
RFU +/- SEM
10000.00
9000.00
8000.00
7000.00
6000.00
5000.00
4000.00
3000.00
2000.00
1000.00
0.00
control
1x Trypsinogen
Chymotrypsinogen
Combination

Efficacy also shown in pancreatic, kidney, breast, brain, prostate, lung, liver, uterine and skin cancers

PRP: Novel Mechanism of Action


Primary tumour
Pre-metastatic niche
PRP
TGFB1
IL6
PRP
PRP
Primary tumour sends messengers to prepare the pre-metastatic niche.
PRP acts blocking those messengers
TGFB1
PRP
PRP
EMT process
PRP
TGFB
Wnt
B-Catenin
Notch
Hippo pathway
YAP
TAZ
E-cadherin
PRP
PRP suppresses cellular pathways related to EMT and Metastasis

1 Targets CSCs

Inhibits Cancer Stem Cells (CSC) Related Genes

2 Prevents Metastasis

Differentiates Malignant Cells to Become Safer

3 Blocks Messengers

Primary Tumor Signal Interference

PRP: Suppresses EMT Process and Metastasis

1 Up-Regulation

Promotes RAC1b; Preventing Hyper-activation of TGF- β Pathway

2 Multiple Pathways

Regulates Four Pathways Relating to Cancer Spread & Metastasis of CSCs

3 Inhibits the EMT

Inhibits the EMT Process That Leads to Metastatic Cancer


TGFB1
PRP
EMT process
TGFB
Wnt
B-Catenin
Notch
Hippo pathway
YAP
TAZ
E-cadherin
PRP
Rac1b
TGF-β
p-P38
p-Smad 2/3
p- YAP
nucleus
β-Cat
Wnt pathway
Notch pathway
EMT
MESTASTASIS

PRP: Alters EMT Signaling Pathways

Cancer stem cells die naturally by reprogramming the cancer stem cell to reduce malignancy and invasiveness

PRP promotes the expression of E-cadherin and decreases expression of N-cadherin & vimentin mesenchymal markers

Strongly inhibits Slug, a transcription factor associated with tumour metastasis and angiogenesis



B
BxPC3
Relative Fold Expression
1,6
1,4
1,2
1
0,8
0,6
0,4
0,2
0
E CAD
N CAD
SLUG
VIMENTINE
CTR
PRP
A2780
2,5
2
1,5
1
0,5
0
E CADHERIN
N CADHERIN
SLUG
VIMENTIN
CTR
PRP

Compassionate Use (CU) Study Data

46 terminal patients administered suppository formulation

No severe, or even serious adverse events observed from treatment

More than 40% of patients significantly **exceeded life expectancy**

Mean survival of 9 months; significantly higher than mean life expectancy (5.6 Mo.), one way ANOVA ($\alpha = 0.05$, $P < 0.05$)



Total Patients Treated
10
8
6
4
2
0
67%
75%
100%
25%
100%
100%
100%
50%
50%
50%
20%
17%
0%
0%
0%
0%
Ovarian Cancer
Pancreatic...
Gastric Cancer
Prostate Cancer
Non-Hodgkin...
Mesothelioma
Neuro-...
NSCLC
Melanoma
Bowel
Colon Cancer
Breast Cancer
Small Cell...
Renal Cancer
Abdomen (Unk.)
Bladder Cancer
Responders
Non-Responders

*All patients either met or exceeded life expectancy based on initial prognosis

Improving on CU Results

1. **Formulation Optimized**
   Compassionate use study was meant as a proof of concept; only tested a 1:1 ratio of proenzymes

2. **Administration Improved**
   PRP will be an IV administration, making it a far simpler and direct delivery of drug

3. **Systemic Exposure**
   Because of synergistic ratio and direct delivery, proenzymes will increase systemic exposure to 100%

4. **Dosing Regime**
   Dosing will be weekly vs daily allowing for a more flexible and less intensive schedule for patients

CU Data Highlights Market Value

*Compassionate use study highlighted **41% of patients exceeded life expectancy** with the average survival of patients almost doubling from 5.6 months at original prognosis to 9 months. Additionally, there was a superior safety profile with no serious adverse events observed from treatment. Propanc has since developed an optimized formulation of this proenzyme combination which we will be used in our Phase 1b trial.*

Company	Mkt Cap.[1]	Ph. of Lead Asset[1]	Context of Data from Lead Asset[1]
Revolution Medicine	$4.8B	Ph. 1	RMC-6236, showed an ORR of 38% in NSCLC and 20% in PDAC in their Ph.1 studies. This was compared to a SOC benchmark of 13% and 11% respectively
Merus	$2.8B	Ph. 1/2	Reported an ORR of 37% in HNSCC Ph. 1/2 trial and PFS of 5.3 months with median OS being 11.5 months
ALX Oncology	$730M	Ph. 2	(Combo Treatment) 52% ORR but the other combo drugs showed 22% ORR without Evo (net +30% ORR due to Evo)
Maia Biotechnology	$24M	Ph. 2	Currently enrolling Ph.2 … Combo with Libtayo … "estimated" ORR between 35-40%
Compass Therapeutics	$250M	Ph. 3	In Ph. 1 study across multiple indications, monotherapy ORR of 19% and combo ORR of 24%. ORR in Ph. 2 study in solely BTC of 37.5% (increase to 64% ORR in patients in 2nd line setting)
Hookipa Pharma	$80M	Ph. 2	Ph. 2 ORR of 42% for Head / Neck Cancer vs historical 19% ORR for pembro alone
Cardiff Oncology	$160M	Ph. 2	29% ORR in Ph.1b/2 trial in all patients with median DOR of 12 months
C4 Therapeutics	$730M	Ph. 1	15% ORR in Ph.1 Monotherapy study and 33% ORR in combo study with Dex (to date; still enrolling) … and 33% is 3/9 patients (small sample)
Elevation Oncology *	$230M	Ph. 1	Ph. 1 data demonstrated 47.1% ORR in gastric cancer and 38.1% ORR across all evaluable patients
Tango Therapeutics *	$1.2B	Ph. 1/2	TNG908 proof-of-mechanism demonstrated in phase 1 update. Exposure not yet within the efficacious range. Ph. 1/2 study ongoing testing solid tumors
Nucana	$17M	Ph. 2	Ph.1 study highlighted encouraging disease control & PFS in various metastatic cancers between 9 to 11 months, but no ORR reported

[1] As of March 5th, 2024

PRP Phase 1b Study Design

Design

- Open-label, multicenter, non-comparative, safety and pharmacokinetic study of PRP administered at increasing dose levels, once weekly as intravenous injection of a 28-day (4-week) cycle
- The study consists of an accelerated escalation phase and a subsequent standard phase
- Target patient population will be 30-40 patients

Objectives

- ***Primary***: Determine maximum tolerated dose (MTD) of PRP in patients with advanced solid tumors
- ***Secondary***: Determine dose for Phase II, evaluate toxicity profile and time for recovery, evaluate dose-limiting toxicity, evaluate pharmacokinetics, describe relationship between toxicity and systemic exposure, describe any evidence for antitumor activity of PRP, and describe possible immune response against study medication

Timing

- From first dose to trial completion, the study will be a 6-month review period and after the study, patients will have the option to enroll in an open label extension
- Assuming positive results, we will look towards the initiation of two simultaneous Ph.2 studies in advanced pancreatic and ovarian cancers

Additional Variables

Primary: Drug related toxicities, based on clinical and laboratory assessments

Secondary: ORR, PFS, Safety Criteria, Pharmacokinetics, Antibodies against both chymotrypsinogen and trypsinogen

POP1 / Rec-PRP

Human Recombinant Version of PRP

Rec-PRP Program: Synthetic Enzymes

Our research has produced synthetic versions of the two proenzymes using a novel expression system to achieve high titers of recombinant trypsinogen and chymotrypsinogen

Anti-cancer effects to be tested against naturally derived proenzymes of bovine origin

Goal to produce crystallized proteins with better stability and a longer shelf life for global distribution



A
ASP 102
HIS 57
SER 195
ASP 194
ILE 16
B
VAL 17

General structure of Chymotrypsinogen / Chymotrypsin and Trypsinogen / Trypsin represented in ribbon and in color. **A** The structure of Chymotrypsinogen (zymogen) is shown on the left and the structure of Chymotrypsin (active form) on the right. **B** The structure of Trypsinogen (zymogen) is shown on the left and the structure of Trypsin (active form) on the right. The amino acids that make up the active site are shown in green. In the case of the active structures in blue, the interaction between the amino acids Ile-16 and Asp-194 is shown, which are involved in the formation of a salt bridge necessary for the activation of proteins.

Rec-PRP Demonstrated Preclinical Results



50
40
30
20
10
0
% ALDH
Non-CSC
CTL CSC
CSC PRP
CSC rPRP

Graph represents the %ALDH of BxPC3 CSCs and Non-CSC control and treated with PRP and Rec-PRP

- Novel therapeutic formulation based on the combination of human recombinant trypsinogen & chymotrypsinogen produced synthetically
- Demonstrated the reduced viability of CSCs and decreased the expression of CSC markers
- Showed a similar anti-tumor effect when compared with the bovine derived PRP formulation
- Set to enter formal preclinical development program

Corporate Overview

Therapeutic Landscape

	PRP Therapy	Chemotherapeutics	Targeted Therapies (e.g., Multi-targeted kinase inhibitors)	Monoclonal Antibodies	Immunotherapy
Severe, or Serious Side Effects	**No severe or serious side effects observed from treatment to date**	Pain, diarrhoea, constipation, mouth sores, hair loss, nausea, vomiting, blood-related side effects (neutropenia, anaemia, thrombocytopenia)	Fatigue, rash, hand-foot reaction, diarrhoea, hypertension, dyspnoea	Skin and gastrointestinal toxicities, serious side effects from certain drugs (e.g., Avastin)	Skin and gastrointestinal toxicities, limited patient eligibility, limited clinical advancements
Resistance Development	**Not observed in clinical trials**	Limited	Limited	Limited	Not applicable
Cancer Types	**Various, including breast, ovarian, colorectal, lung, and pancreatic cancer**	Various	Various	Various	Various
Clinical Advancements	**Significant clinical advancements, fewer side effects, potential for preventing recurrence and metastasis, potential for inducing cell differentiation, potential for targeting and eradicating cancer stem cells**	Limited	Limited	Limited	Limited

Early Data Shows Promise Among Alternatives

	ELEVATION ONCOLOGY	FibroGen	TANGO therapeutics
Ticker	ELEV	FGEN	TNGX
Share Price	$4.41	$1.71	$11.13
Market Cap.	$187M	$169M	$1.1B
Phase of Dev.	Ph.1 Study Ongoing	Ph.3 Ongoing	Ph. 1/2 Ongoing
Overview	Claudin 18.2 targeting ADC; comes with typical safety concerns of toxic payloads of ADCs and potential off target effects	MOA is fully human antibody against connective tissue growth factor used in combination; previous trial showed no clear survival benefit	Uncertainty around PRMT5 class / less robust efficacy as previously believed; early data; other challenges faced with synthetic lethality

Propanc expects to see an increased survival benefit when compared across all three of these pipeline candidates without nearly the same amount of safety risks associated

Clinical Development Timelines


Months
1
2
3
4
5
6
7
8
9
10
11
12
Investigational Medicinal Product Dossier (IMPD)
Study Protocol (SP)
Investigator's Brochure (IB)
CTA-Review
CTA Compilation
CTA-Submission
CTA Approval
Study Preparation
CRO Selection & Contracts
Analytical Labs Selection Contracts
Preparartion of Logistics
Trial Site(s) Selection & Contracts
Trial Site(s) Initiation Visits
First Patient/First Visit
(FPFV)

What's Next?

Significant Value Already Unlocked

Short Timelines and Limited Capital Required for Next Milestones

Completed Tasks
☑ Scientific advice meetings with MHRA (UK)
☑ Preclinical pharmacology and safety toxicology studies
☑ Orphan Drug Designation Status received from FDA for treatment of pancreatic cancer

Planned Activities
☐ Preparation for Ph.1B, FIH Study in advanced cancer patients
☐ Investigational Medicinal Product (IMP) Manufacture
☐ Development of bio-analytical assays to quantify PRP in human serum
☐ Follow on discussion with study investigator at Australia's biggest cancer hospital, Peter Mac Cancer Center

Investment Highlights

- Generated compassionate use (CU) data across **46 terminal patients where 41% exceeded life expectancy** without any serious adverse events
- Initially targeting Pancreatic and Ovarian cancers with **combined TAM of $14.3B** and long-term strategy of targeting metastatic solid tumors (**~$111B TAM**)
- Ready to initiate a **Phase 1b clinical study in 30 – 40 patients** to study the safety and efficacy of PRP with expected results in 2025
- **Unique ability to convert cancerous cells back into healthy cells.** Post-treatment data shows Colorectal and Pancreatic cancer cells returned to homeostasis